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                                                                   Exhibit 10.17

                                                                January 22, 2004

                             TABLETOP HOLDINGS, INC.
                         STOCK APPRECIATION RIGHTS PLAN,
                                   AS AMENDED

                                    ARTICLE I

                     ESTABLISHMENT, OBJECTIVES AND DURATION

     1.1 ESTABLISHMENT OF THE PLAN. Tabletop Holdings, Inc., a Delaware corporation (hereinafter referred to as the "Company"), hereby establishes an incentive compensation plan to be known as the "Tabletop Holdings, Inc. Stock Appreciation Rights Plan" (hereinafter referred to as the "Plan"), as set forth in this document.

     1.2 OBJECTIVES OF THE PLAN. The objectives of the Plan are to (i) provide incentives to key employees of the Company and its Subsidiaries by giving them an opportunity to participate in the growth in value of the Company's common stock, (ii) reward these individuals for the successful long-term performance and growth of the Company and its Subsidiaries and (iii) align their long-term financial interests with those of the Company's stockholders.

     1.3 EFFECTIVE DATE; DURATION OF THE PLAN. The Plan shall become effective as of March 17, 2000 (the "Effective Date") and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to ARTICLE X hereof, until all Grants shall have either been terminated or paid out according to the Plan's provisions.

                                   ARTICLE II

                                   DEFINITIONS

          Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

     2.1 "BENEFICIAL OWNER," "BENEFICIAL OWNERSHIP" or "BENEFICIALLY OWN" shall have the meaning ascribed to any such terms in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

     2.2 "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of the Company.

     2.3 "CAUSE" shall mean (i) "cause" as defined in a Participant's employment agreement with the Company or a Subsidiary (subject to any applicable cure period) or (ii) in the absence of such a definition therein or of any such agreement, embezzlement or misappropriation of funds or other assets of the Company or a Subsidiary, any other act deemed by the Committee in the good faith exercise of its sole discretion to be an act of dishonesty with respect to the Company or a Subsidiary, significant activities materially harmful to the reputation of the Company or a Subsidiary, willful and repeated refusal to perform or substantial disregard of the duties properly assigned to the Participant by the Company or a Subsidiary (other than as a result

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of Disability), or material violation of any statutory or common law duty of loyalty to the Company or Subsidiary.

     2.4  "CHANGE IN CONTROL" means:

          (a) acquisition by any individual, entity or group (a "PERSON"), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of more than 50 percent of either (i) the then outstanding shares of common stock of the Company (the "OUTSTANDING COMMON STOCK") or (ii) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the "OUTSTANDING VOTING SECURITIES"); excluding, however, the following: (A) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company ), (B) any acquisition by the Company, (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a transaction that complies with clauses (i), (ii) and (iii) of subsection (c) of this Section 2.4; provided further, that for purposes of clause (B), if any Person (other than the Company or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company) shall become the Beneficial Owner of more than 50 percent of the Outstanding Common Stock or of the Outstanding Voting Securities by reason of an acquisition by the Company, and such Person shall, after such acquisition by the Company, become the Beneficial Owner of any additional shares of the Outstanding Common Stock or any additional Outstanding Voting Securities and such Beneficial Ownership is publicly announced, such additional Beneficial Ownership shall constitute a Change in Control;

          (b) individuals who, as of March 20, 2000, constitute the Board of Directors (the "INCUMBENT BOARD") cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a director of the Company subsequent to March 20, 2000 whose election, or nomination for election by the Company's stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall not be deemed a member of the Incumbent Board;

          (c) consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "CORPORATE TRANSACTION"); excluding, however, a Corporate Transaction pursuant to which (i) all or substantially all of the individuals or entities who are the Beneficial Owners, respectively, of the Outstanding Common Stock and the Outstanding Voting Securities immediately prior to such Corporate Transaction will Beneficially Own, directly or indirectly, more than 50 percent of, respectively, the outstanding shares of common stock, and the combined voting power of the

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outstanding securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation that as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or indirectly) in substantially the same proportions relative to each other as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Common Stock and the Outstanding Voting Securities, as the case may be, (ii) no Person (other than the Company, any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, the corporation resulting from such Corporate Transaction, or any Person that Beneficially Owned, immediately prior to such Corporate Transaction, directly or indirectly, more than 50 percent of the Outstanding Common Stock or of the Outstanding Voting Securities, as the case may be) will Beneficially Own, directly or indirectly, more than 50 percent of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

          (d) consummation of a plan of complete liquidation or dissolution of the Company.

     2.5 "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

     2.6 "COMMITTEE" means the committee appointed by the Board to administer the Plan.

     2.7 "COMPANY" means Tabletop Holdings, Inc., a Delaware corporation, and any successor thereto as provided in ARTICLE XVII herein.

     2.8 "DISABILITY" shall have the meaning (i) ascribed to such term in a Participant's employment agreement with the Company or a Subsidiary or governing long-term disability plan or, (ii) in the absence of any such agreement or plan, as determined in the discretion of the Committee.

     2.9 "DISTRIBUTION DATE" means (a) the date on which Investors receive cash or marketable securities in exchange for all or substantially all of their Shares in a single transaction or a series of related transactions or in any transaction which is otherwise a Change in Control under Section 2.4(a), (c) or
(d) or (b), subject to Section 6.4, a date on which Investors receive cash or marketable securities in exchange for any of their Shares in any transaction which is otherwise a Change in Control under Section 2.4(a).

     2.10 "DISTRIBUTION VALUE" means the quotient of (1) (A) the sum of the aggregate Fair Market Value of the Shares in exchange for which the Investors received cash or marketable securities on the Distribution Date and the aggregate Fair Market Value (determined as of the date of each such Interim Distribution) of the Interim Distributions MINUS (B) the Return

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Amount, DIVIDED BY (2) the aggregate number of Stock Appreciation Rights and
Shares outstanding on the Distribution Date.

     2.11 "EFFECTIVE DATE" shall have the meaning ascribed to such term in
Section 1.3 hereof.

     2.12 "EMPLOYEE" means an employee of the Company or any of its Subsidiaries.

     2.13 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

     2.14 "FAIR MARKET VALUE" means

          (a) with respect to the value of an interest in the equity of the Company, the following:

               (i) for purposes of establishing the Grant Value of a Share, (A) the average of the high and low closing bid prices of a Share on the stock exchange or over-the-counter market on which the Shares are principally trading on the Grant Date or, if there were no sales on such date, on the closest preceding date on which there was a sale of Shares, (B) if there shall be no public market for the Shares on such date and there was a sale of Shares in the preceding six months in a bona fide arm's-length transaction, then, the sale price per share in such transaction, or (C) if neither of clauses (A) or (B) is applicable, the fair market value per Share as determined in good faith by the Committee in the exercise of its reasonable judgment based on the facts and circumstances at the time; or

               (ii) for purposes of establishing the Distribution Value of a Share, Fair Market Value as determined under (i)(B) above, adjusted as determined in good faith by the Committee in the exercise of its reasonable judgment based on the facts and circumstances at the time to reflect any assumption of the obligations under the Plan in connection with a Change in Control.

          (b) with respect to the value of an Interim Distribution, the following:

               (i) for the purposes of establishing the fair market value of any security received in any Interim Distribution (A) the average of the high and low closing bid prices of such security on the exchange or over-the-counter market on which the securities are principally trading on the date of the Interim Distribution or, if there were no sales on such date, on the closest preceding date on which there was a sale of such securities, (B) if there shall be no public market for the securities on such date and there was a sale of such securities in the preceding six months in a bona fide arm's-length transaction, then, the sale price per security in such transaction, or (C) if neither of clauses (A) or (B) is applicable, the fair market value per security as determined in good faith by the Committee in the exercise of its reasonable judgment based on the facts and circumstances at the time; or

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               (ii) for purposes of establishing the fair market value of cash received any Interim Distribution, the amount of such cash.

     2.15 "GRANT" means, individually or collectively, a grant under this Plan of Stock Appreciation Rights.

     2.16 "GRANT AGREEMENT" means the document evidencing a Grant.

     2.17 "GRANT DATE" means the date on which a Grant is made.

     2.18 "GRANT VALUE" means the Fair Market Value of a Share on the Grant
Date.

     2.19 "INTERIM DISTRIBUTION" means any distribution or payment, by the Company or any third party, with respect to outstanding Shares made prior to the Distribution Date.

     2.20 "INVESTORS" means the individuals and entities identified as "Shareholders" in the Shareholders Agreement dated as of March 17, 2000 by and among the Company, Tabletop Holdings, LLC, a Delaware limited liability company, the entities identified as "Mezzanine Investors" in Schedule I to such agreement and the individuals identified as "Purchasers" in Schedule I to such agreement.

     2.21 "PARTICIPANT" means an individual who has received a Grant.

     2.22 "RETURN AMOUNT" means the amount of the aggregate initial equity investment in the Company made by the persons who are or have been Investors (e.g. the amount initially paid to the Company for the Shares) plus an amount equal to a 12% compounded annual return on such investment measured with respect to such initial equity investment to the date(s) as of which such return is paid. The Return Amount shall not include any equity investment in the Company made by an Investor in connection with the exercise or exchange of any warrant to purchase Shares held by such Investor or any return on such amount.

     2.23 "RETURN DATE" means the date on which the Investors have received the full Return Amount.

     2.24 "SHARES" means shares of common stock, $0.01 par value, of the Company.

     2.25 "STOCK APPRECIATION RIGHT" means a right to receive a payment from the Company following the Distribution Date equal to the amount by which the Distribution Value exceeds the Grant Value.

     2.26 "SUBSIDIARY" means any entity that is directly or indirectly controlled by the Company or any entity, including an acquired entity, in which the Company has a significant equity interest, as determined by the Committee in its discretion.

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                                   ARTICLE III

                                 ADMINISTRATION

     3.1 GENERAL. The Plan shall be administered by the Committee. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

     3.2 COMMITTEE AUTHORITY. The Committee shall have full and exclusive power to administer and interpret the Plan, to make Grants and to adopt such administrative rules, regulations, procedures and guidelines governing the Plan and any Grants as it may deem necessary in its discretion from time to time. The Committee's authority shall include, but not be limited to, the authority to (i) select Grant recipients and determine the extent of their participation, (ii) determine the method or formula for establishing the Fair Market Value of the Shares for various purposes under the Plan, (iii) determine whether and under what circumstances such Fair Market Value may be discounted and (iv) establish all other terms, conditions, restrictions and limitations applicable to Grants and the securities issued pursuant to Grants, including, but not limited to, those relating to a Participant's termination of employment.

          The Committee may accelerate or defer the vesting of Grants and/or the payment of vested Grants, cancel or modify outstanding Grants, waive any conditions or restrictions imposed with respect to Grants or the securities issued pursuant to Grants and make any and all other determinations that it deems necessary with respect to administration of the Plan. The Committee's right to make any decision or determination under the Plan shall be in its sole and absolute discretion.

     3.3 ADMINISTRATION OF THE PLAN. The Committee shall have the power to (i) prescribe and modify, as necessary, the form of Grant Agreement, (ii) correct any defect, supply any omission or clarify any inconsistency in the Plan or any Grant Agreement and (iii) take such actions and make such administrative determinations as the Committee deems appropriate in its discretion.

     3.4 DELEGATION OF AUTHORITY. The Committee may at any time delegate to one or more officers of the Company some or all of its authority over administration of the Plan.

     3.5 DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Committee shall be final, conclusive and binding on all persons, including the Company and its stockholders and Employees, Participants and their estates and beneficiaries.

                                   ARTICLE IV

                           SHARES SUBJECT TO THE PLAN

     4.1 NUMBER OF SHARES AVAILABLE FOR GRANTS. Subject to adjustment as provided in Section 4.2 herein, the number of Shares reserved for Grants shall be 1,000,000. To the extent that Shares subject to a Grant are not issued or delivered or are canceled or forfeited (i) by reason of termination, cancellation, forfeiture or repurchase of any Grant or (ii) to satisfy all or a portion

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of the tax withholding obligations relating to a Grant, then the number of Shares that are not issued or delivered or are canceled or forfeited as described above shall be added to the number of Shares available for Grant.

     4.2 ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any change in corporate capitalization, such as (i) a stock split, (ii) a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, (iii) any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or (iv) any partial or complete liquidation of the Company, such adjustment shall be made in the number of Shares reserved for Grants under Section 4.1, and in the number and/or Grant Value of Shares subject to outstanding Grants, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Grant shall always be a whole number.

                                    ARTICLE V

                          ELIGIBILITY AND PARTICIPATION

     5.1 ELIGIBILITY. The Committee shall determine which Employees shall be eligible to receive Grants.

     5.2 PARTICIPATION BY EMPLOYEES OF SUBSIDIARIES. Employees of Subsidiaries may participate in the Plan upon approval by the Committee of the Grants. A Subsidiary's inclusion in the Plan may be terminated at any time by the Committee; provided, however, that no such termination shall relieve the Subsidiary of any obligations theretofore incurred by it under the Plan, except with the approval of the Committee.

     5.3 PARTICIPATION OUTSIDE OF THE UNITED STATES. The Committee or its designee shall have the authority to amend the terms and conditions relating to a Grant to the extent necessary to permit participation in the Plan by Employees who are located outside of the United States on terms and conditions comparable to those afforded to Employees located within the United States.

                                   ARTICLE VI

                            STOCK APPRECIATION RIGHTS

     6.1 GRANT OF STOCK APPRECIATION RIGHTS. Subject to the terms and provisions of the Plan, Stock Appreciation Rights may be granted to Employees in such number, and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

     6.2 GRANT AGREEMENT. Each Grant shall be evidenced by a Grant Agreement, which shall specify the Grant Value, the number of Stock Appreciation Rights being granted and such other provisions as the Committee shall determine.

     6.3 VESTING OF STOCK APPRECIATION RIGHTS. Unless otherwise specified in the Plan or in the Grant Agreement relating to a Stock Appreciation Right, and subject to a Participant's

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continued employment with the Company or a Subsidiary, each Stock Appreciation
Right granted under this ARTICLE VI shall vest with respect to one-third of the Shares subject to the Stock Appreciation Right on each of the second, third and fourth anniversaries of the Grant Date.

     6.4 PAYMENT OF STOCK APPRECIATION RIGHTS. As soon as practicable following a Distribution Date under Section 2.9(a), the Company shall pay each Participant with respect to each vested Stock Appreciation Right held by the Participant an amount equal to the excess of the Distribution Value over the Grant Value. As soon as practicable following a Distribution Date under Section 2.9(b), the Company shall pay each Participant with respect to the percentage of the vested Stock Appreciation Rights held by the Participant equal to the percentage of the aggregate Shares held by the Investors in exchange for which the Investors received cash or marketable securities, an amount equal to the excess of the Distribution Value over the Grant Value. The Grant Value for purposes of determining the amount to be paid under the preceding sentences shall be deemed to be the Grant Value set forth in the applicable Grant Agreement less $18.713. Such payment shall be made, as determined by the Committee in its sole discretion, either in cash, Shares or such other form of non-cash consideration, if any, as is received by the Investors in the transaction that occurred on the Distribution Date or in a combination of cash, Shares and such other non-cash consideration. Notwithstanding the foregoing, there shall be no Distribution Date under Section 2.9(b) (and any cash or equitable securities received in exchange for Shares will instead be considered an Interim Distribution) to the extent that the payment of any amount to any Participant is not permitted or is an event of default under any debt facility or commercial paper facility or instrument evidencing indebtedness of the Company or any of its subsidiaries (collectively, the "Instruments") or (b) after making such payment, the Company or any of its subsidiaries would be in default under any such Instrument or there would be a Change in Control. Nothing in the preceding sentence, or otherwise, shall require the Company to seek any waiver or other agreement to enable the Company to make any payment hereunder that otherwise is not permitted under any such Instrument or would cause an event of default thereunder or to make any payment hereunder in any particular form.

     6.5 RESTRICTIONS ON SECURITIES TRANSFERABILITY. The Committee may impose such restrictions on any securities acquired upon the payment of a Stock Appreciation Right granted under this ARTICLE VI as it deems advisable or as may be set forth in a Participant's Grant Agreement.

          Any certificate for securities acquired by a Participant upon the payment of a Stock Appreciation Right shall be subject to the terms and conditions of any applicable shareholder's agreement and to such stop transfer orders and other restrictions as the Committee may deem advisable under any applicable Federal or state laws or the regulations, rules or other requirements of any stock exchange on which the securities are listed. The Committee may cause a legend or legends to be put on any such certificate to make appropriate reference to such restrictions.

     6.6  TERMINATION OF EMPLOYMENT.

          (a) RETIREMENT, DISABILITY OR DEATH. Unless otherwise specified in the applicable Grant Agreement, if a Participant's employment with the Company or a Subsidiary terminates by reason of retirement at or after age __ [and completion of at least __ years of

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service], Disability or death, each Stock Appreciation Right held by the
Participant that is not vested shall become vested and, subject to the Participant's compliance with any applicable noncompetition or nonsolicitation restrictions, each Stock Appreciation Right held by the Participant shall continue to remain outstanding until the Distribution Date.

          (b) TERMINATION FOR CAUSE. Unless otherwise specified in the applicable Grant Agreement, if a Participant's employment with the Company or a Subsidiary is terminated for Cause, each Stock Appreciation Right held by the Participant, whether vested or not vested, shall be forfeited and shall terminate automatically on the effective date of his or her termination of employment.

          (c) VOLUNTARY TERMINATION BY PARTICIPANT. Unless otherwise specified in the applicable Grant Agreement, if a Participant's employment with the Company or a Subsidiary terminates because of his or her voluntary resignation, each Stock Appreciation Right held by such Participant that it is not vested shall be forfeited and shall terminate automatically on the effective date of such termination of employment and, subject to the Participant's compliance with any applicable noncompetition or nonsolicitation restrictions, each Stock Appreciation Right held by the Participant that is vested shall continue to remain outstanding until the Distribution Date.

          (d) INVOLUNTARY TERMINATION WITHOUT CAUSE. Unless otherwise specified in the applicable Grant Agreement, if a Participant's employment with the Company or a Subsidiary is involuntarily terminated by the Company or Subsidiary without Cause, a proportionate number of the Stock Appreciation Rights that are not otherwise vested on such date shall become vested based on the portion of the period between the Grant Date of each Stock Appreciation Right and the date on which the Stock Appreciation Right would have otherwise become fully vested under Section 6.3 hereof (or the comparable provision of the Grant Agreement) and, subject to the Participant's compliance with any applicable noncompetition or nonsolicitation restrictions, each Stock Appreciation Right held by the Participant that it is vested shall continue to remain outstanding until the Distribution Date.

          (e) The Committee may, in its sole discretion, cancel the vested Stock Appreciation Rights held by a Participant upon his or her termination of employment for any reason other than for Cause in exchange for a cash payment to the Participant for each Stock Appreciation Right so canceled equal to the excess of the Distribution Value (calculated as if the date on which the Participant's employment terminated were the Distribution Date and using the most recent annual valuation of the equity of the Company) over the Grant Value.

     6.7 NONTRANSFERABILITY OF STOCK APPRECIATION RIGHTS. Except as otherwise provided in a Participant's Grant Agreement, no Stock Appreciation Right may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated other than by will or by the laws of descent and distribution.

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                                   ARTICLE VII

                             BENEFICIARY DESIGNATION

          Each Participant may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to his or her estate.

                                  ARTICLE VIII

                               RIGHTS OF EMPLOYEES

     8.1 EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of the Company or a Subsidiary to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or a Subsidiary.

     8.2 PARTICIPATION. No Employee shall have the right to be selected to receive a Grant, or, having been so selected, to be selected to receive a future Grant.

                                   ARTICLE IX

                                CHANGE IN CONTROL

     9.1 TREATMENT OF OUTSTANDING GRANTS. Upon the occurrence of a Change in Control, unless otherwise specifically prohibited under applicable laws or by the rules and regulations of any governing governmental agencies or national securities exchanges, any and all outstanding Stock Appreciation Rights shall become immediately vested. Any good-faith determination by the Committee as to whether a Change in Control has occurred shall be conclusive and binding upon the Company and all Participants.

     9.2 TERMINATION, AMENDMENT AND MODIFICATION OF CHANGE IN CONTROL PROVISIONS. Notwithstanding any other provision of this Plan (but subject to the limitations of Section 9.3 hereof) or any Grant Agreement provision, the provisions of this ARTICLE IX may not be terminated, amended or modified on or after the date of a Change in Control to affect adversely any Grant theretofore made, without the prior written consent of an affected Participant with respect to his or her outstanding Grants; provided, however, that the Board may terminate, amend or modify this ARTICLE IX at any time and from time to time prior to the date of a Change in Control.

     9.3 POOLING OF INTERESTS ACCOUNTING. Notwithstanding any other provision of the Plan to the contrary, in the event that the consummation of a Change in Control is contingent on using pooling of interests accounting methodology, the Committee may, prior to the date of the Change in Control, take any action necessary to preserve the use of pooling of interests accounting.

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                                    ARTICLE X

                     AMENDMENT, MODIFICATION AND TERMINATION

     10.1 AMENDMENT, MODIFICATION AND TERMINATION. Subject to the terms of the Plan, the Board may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part.

     10.2 ADJUSTMENT OF GRANTS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Grants in recognition of (i) unusual or nonrecurring events (including, without limitation, the events described in Section 4.2 hereof) affecting the Company or the financial statements of the Company or (ii) changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

     10.3 GRANTS PREVIOUSLY MADE. Notwithstanding any other provision of the Plan to the contrary (but subject to Section 9.3 hereof), no amendment, modification or termination of the Plan shall adversely affect in any material way any Grant previously made without the written consent of the Participant holding such Grant.

                                   ARTICLE XI

                                   WITHHOLDING

          The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

                                   ARTICLE XII

                                 INDEMNIFICATION

          Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgement in any such action, suit or proceeding against him or her, provided that he or she shall have given the Company a reasonable opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of

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law or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                                  ARTICLE XIII

                     OTHER BENEFIT AND COMPENSATION PROGRAMS

          Unless otherwise determined by the Committee, Grants received by Participants shall not be deemed a part of a Participant's regular, recurring compensation for purposes of calculating payments or benefits from any Company or Subsidiary benefit plan or severance program. No Employee shall have any claim or right to receive a Grant. There shall be no obligation of uniformity of treatment of Participants under the Plan. Further, the Company and any Subsidiary may adopt other compensation programs, plans or arrangements as either deems appropriate or necessary. Adoption of the Plan shall not confer upon any Employee any right to continued employment in any particular position or at any particular rate of compensation, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the employment of its Employees at any time, free from any claim or liability under the Plan.

                                   ARTICLE XIV

                                  UNFUNDED PLAN

          Unless otherwise determined by the Committee, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any Participant or other person. To the extent that any Participant holds any rights by virtue of a Grant, such rights shall constitute general unsecured liabilities of the Company and shall not confer upon any Participant any right, title or interest in any assets of the Company.

                                   ARTICLE XV

                              EXPENSES OF THE PLAN

          The expenses of administration of the Plan shall be borne by the Company and its Subsidiaries. The Company may require Subsidiaries to pay for benefits paid to their respective Employees under the Plan.

                                   ARTICLE XVI

                             RIGHTS AS A STOCKHOLDER

          Unless the Committee determines otherwise, a Participant shall not have any right as a stockholder with respect to Shares covered by a Grant until the date when the Participant becomes the holder of record of such Shares. No adjustment will be made for dividends or other rights for which the record date is prior to such date, except as provided in Sections 4.2 and 10.2.

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                                  ARTICLE XVII

                                   SUCCESSORS

          All obligations of the Company under the Plan with respect to Grants shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise of all or substantially all of the business and/or assets of the Company.

                                  ARTICLE XVIII

                               LEGAL CONSTRUCTION

     18.1 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular, and the singular shall include the plural.

     18.2 SEVERABILITY. In the event that any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     18.3 REQUIREMENTS OF LAW. The making of Grants and the issuance of Shares or other securities under the Plan shall be subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required.

     18.4 GOVERNING LAW. The corporate law of the State of Delaware shall govern issues related to the validity and issuance of Shares. Otherwise, this Plan and each Grant Agreement shall be construed and administered in accordance with the laws of the State of Illinois.

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